Income Taxes Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets:
Net operating loss carryforwards	$ 6,300	$ 7,570
Other	577	493
Total deferred tax assets	6,877	8,063
Deferred tax liabilities:
Property, plant and equipment	(15,082)	(14,236)
Deferred income tax liability, net	$ (8,205)	$ (6,173)